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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21269

Evergreen Income Advantage Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street
Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making a semiannual filing for 1 of its series, Evergreen Income Advantage Fund, for the year ended October 31, 2003. This 1 series has a 4/30 fiscal year end.

Date of reporting period: October 31, 2003

Item 1 - Reports to Stockholders.

Evergreen Income Advantage Fund

table of contents

1	LETTER TO SHAREHOLDERS

4	FINANCIAL HIGHLIGHTS

5	SCHEDULE OF INVESTMENTS

13	STATEMENT OF ASSETS AND LIABILITIES

14	STATEMENT OF OPERATIONS

15	STATEMENTS OF CHANGES IN NET ASSETS

16	NOTES TO FINANCIAL STATEMENTS

21	ADDITIONAL INFORMATION

22	AUTOMATIC DIVIDEND REINVESTMENT PLAN

24	TRUSTEES AND OFFICERS

A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC’s website at http://www.sec.gov.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen Investments(SM) is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

December 2003

We are pleased to provide the semiannual report for the Evergreen Income Advantage Fund, which covers the six-month period ended October 31, 2003.

Over the past six months, the U.S. fixed income markets have experienced seemingly a decade’s worth of volatility. The investment period began as the U.S. financial markets were contending with the investment implications of the war in Iraq and potential changes in fiscal policy. The Federal Reserve was keeping its target interest rate low, and diversified bond investors were enjoying the fruits of strengthening balance sheets and improved credit quality in the corporate sector. U.S. monetary policy officials then warned of the “possibility of an unwelcome, substantial fall in inflation.”

Dennis H. Ferro
President and Chief
Executive Officer

Initially, this phrase wasn’t threatening to the bond market as yields dropped down to 45-year lows in the U.S. Treasury market. Common market wisdom determined that since the Fed’s primary concern was deflation, rates were likely headed lower. Yet when central bankers reduced their target for the federal funds rate by a less than expected 25 basis points in late June, many fixed income investors became alarmed. These worries were compounded by optimistic GDP forecasts from Fed Chairman Alan Greenspan during congressional banking committee hearings in July. As a result of these events, the yield on the 10-year Treasury rose from a low of 3.1% in June to 4.6% in late July. The “deflation trade” in bonds had changed from a significant overbought condition to an oversold one in a matter of just six weeks.

LETTER TO SHAREHOLDERS continued

The bond market began to stabilize in August as investors became more comfortable with the likelihood that monetary policy makers would keep rates low for the foreseeable future. Fed parlance indicated “monetary policy would remain accommodative for a considerable period.” While the majority of economic data improved in recent months, the wildcard for investors continued to be sustainable employment growth. The massive investment in technology over the past decade has resulted in efficiencies never before experienced by U.S. businesses. Productivity growth remains high and most companies continue to expand without increasing their workforce. Yet many businesses have substantially increased capital investment, taking advantage of newly enacted fiscal incentives, and we believe payrolls will continue to gradually increase in the coming months as existing workforces become too stretched in attempting to satisfy the improvements in demand.

Diversification within the fixed income markets was obviously necessary to weather last summer’s storms in the bond market. Those investors properly allocated between government, corporates, municipals, high yield and international bonds likely benefited from these long-term strategies. Indeed, many corporate and high yield spreads contracted as investors sought companies with strong balance sheets and improved credit quality. Possibilities for a synchronized global recovery should also enable many international bonds to contribute to diversified portfolios.

LETTER TO SHAREHOLDERS continued

As always, fixed income investors should remain diversified in order to participate in the benefits of long-term asset allocation strategies within their portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

FINANCIAL HIGHLIGHTS (For a common share outstanding throughout each period)

	Six Months Ended October 31, 2003 (unaudited)		Year Ended April 30, 2003(1)
Net asset value, beginning of period	$14.92		$14.33	(2)

Income from investment operations
Net investment income	0.79		0.17
Net realized and unrealized gains or losses on securities and interest rate swap transactions	0.57		0.67

Total from investment operations	1.36		0.84

Distributions to common shareholders from net investment income	(0.83)		(0.14)

Offering costs charged to capital for
Common shares	0		(0.03)
Preferred shares	0		(0.08)

Total offering costs	0		(0.11)

Net asset value, end of period	$15.45		$14.92

Market value, end of period	$15.02		$15.11

Total return(3)
Based on market value	4.15%		1.66%
Based on net asset value	8.50%		5.07%

Ratios and supplemental data
Net assets of common shareholders, end of period (in thousands)	$1,021,217		$979,903
Liquidation value of preferred shares, end of period (in thousands)	$490,000		$490,000
Asset coverage ratio, end of period	308%		300%
Ratios to average net assets applicable to common shareholders
Expenses	1.17	%(4)	0.77	%(4)
Net investment income applicable to common shareholders	10.41	%(4)	6.66	%(4)
Portfolio turnover rate	25%		2%

(1)	For the period from February 28, 2003 (commencement of operations), to April 30, 2003.

(2)	Initial public offering price of $15.00 per share less underwriting discount of $0.67 per share.

(3)	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last assumed for purposes of these day of each period reported. Dividends and distributions are calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

(4)	Annualized

See Notes to Financial Statements 4

SCHEDULE OF INVESTMENTS

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
CORPORATE BONDS 137.2%
CONSUMER DISCRETIONARY 46.7%
Auto Components 5.6%
Advanced Accessory Systems LLC, 10.75%, 06/15/2011 144A	B-	$4,000,000	$4,300,000
American Axle & Manufacturing, Inc., 9.75%, 03/01/2009	BB-	5,000,000	5,362,500
Dana Corp., 9.00%, 08/15/2011	BB	15,000,000	16,837,500
R.J.Tower Corp., 12.00%, 06/01/2013 144A	B	9,300,000	8,602,500
Tenneco Automotive, Inc., 11.63%, 10/15/2009 Þ	CCC+	5,425,000	5,655,563
TRW Automotive, Inc., 9.38%, 02/15/2013 144A	B+	12,000,000	13,680,000
United Components, Inc., 9.38%, 06/15/2013 144A	B	2,400,000	2,472,000

			56,910,063

Distributors 0.8%
Roundys, Inc., Ser. B, 8.88%, 06/15/2012 Þ	B	8,175,000	8,583,750

Hotels, Restaurants & Leisure 13.3%
Ameristar Casinos, Inc., 10.75%, 02/15/2009 Þ	B	10,000,000	11,575,000
AMF Bowling Worldwide, Inc., 13.00%, 09/01/2008 Þ	B3	4,000,000	4,505,000
Argosy Gaming Co., 10.75%, 06/01/2009 Þ	B+	7,000,000	7,700,000
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	8,750,000	9,362,500
Host Marriott Corp., Ser. B, 7.88%, 08/01/2008 REIT Þ	B+	15,000,000	15,562,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	9,000,000	9,573,750
John Q Hammons Hotels LP, Ser. B, 8.88%, 05/15/2012 Þ	B	12,995,000	14,229,525
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007 Þ	BB-	10,000,000	11,575,000
Mohegan Tribal Gaming Authority:
6.38%, 07/15/2009 Þ	BB-	3,085,000	3,173,694
8.00%, 04/01/2012	BB-	245,000	267,662
Regal Cinemas Corp., 9.38%, 02/01/2012	B	10,000,000	11,350,000
Town Sports International, Inc., 9.63%, 04/15/2011	B-	5,325,000	5,731,031
Vail Resorts, Inc., 8.75%, 05/15/2009 Þ	B	8,500,000	8,978,125
Venetian Casino Resort LLC, 11.00%, 06/15/2010	B-	19,000,000	22,016,250

			135,600,037

Household Durables 5.4%
K. Hovnanian Enterprises, Inc., 7.75%, 05/15/2013 144A	B+	5,000,000	5,275,000
KB Home, 8.63%, 12/15/2008 Þ	BB-	1,305,000	1,451,812
Meritage Corp., 9.75%, 06/01/2011	B+	1,500,000	1,672,500
Schuler Homes, Inc., 10.50%, 07/15/2011 Þ	B+	1,175,000	1,346,844
Sealy Mattress Co., Ser. B:
9.88%, 12/15/2007	B-	2,900,000	3,008,750
10.88%, 12/15/2007 Þ	B-	11,100,000	11,655,000
Simmons Co., Ser. B, 10.25%, 03/15/2009	B	4,000,000	4,280,000
Standard Pacific Corp., 7.75%, 03/15/2013	BB	5,000,000	5,175,000
Technical Olympic USA, Inc.:
9.00%, 07/01/2010 Þ	B+	10,200,000	10,926,750
10.38%, 07/01/2012	B-	1,800,000	1,980,000
WCI Communities, Inc., 9.125%, 05/01/2012	B	8,000,000	8,800,000

			55,571,656

See Notes to Financial Statements 5

SCHEDULE OF INVESTMENTS continued

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Leisure Equipment & Products 1.3%
Hockey Co., 11.25%, 04/15/2009	B	$4,000,000	$4,540,000
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	B-	8,000,000	8,760,000

			13,300,000

Media 10.7%
American Media Operations, Inc., 8.88%, 01/15/2011 Þ	B-	6,500,000	7,085,000
Charter Communications Holdings LLC, 8.63%, 04/01/2009 Þ	CCC-	3,000,000	2,422,500
Cinemark USA, Inc., 9.00%, 02/01/2013	B-	12,000,000	13,200,000
Dex Media East LLC:
9.88%, 11/15/2009 Þ	B	3,725,000	4,237,188
12.13%, 11/15/2012 Þ	B	2,300,000	2,785,875
Dex Media West LLC, 9.88%, 08/15/2013 144A	B	5,100,000	5,826,750
EchoStar DBS Corp.:
6.38%, 10/01/2011 144A	BB-	3,000,000	3,000,000
9.38%, 02/01/2009	BB-	11,000,000	11,687,500
Emmis Communications Corp.:
Ser. B, 8.13%, 03/15/2009	B-	850,000	893,562
Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 †	B-	12,000,000	11,070,000
Mediacom LLC, 9.50%, 01/15/2013	B+	19,000,000	18,145,000
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	B	17,500,000	18,550,000
Vivendi Universal SA, 9.25%, 04/15/2010 144A	BB	8,000,000	9,340,000
World Color Press, Inc., 8.38%, 11/15/2008	BBB-	1,000,000	1,060,469

			109,303,844

Multi-line Retail 0.3%
Johnson Diversey Holdings, Inc., Sr. Disc. Note, Step Bond,
0.00%, 05/01/2007 † 144A	B	3,000,000	2,250,000
Saks, Inc., 9.88%, 10/01/2011 Þ	BB	815,000	969,850

			3,219,850

Specialty Retail 8.0%
Alderwoods Group, Inc., 12.25%, 01/02/2009	NA	10,000,000	11,200,000
Central Garden & Pet Co., 9.13%, 02/01/2013 Þ	B+	4,000,000	4,410,000
Cole National Group, Inc., 8.88%, 05/15/2012	B	7,665,000	8,182,388
Gap, Inc., 6.90%, 09/15/2007	BB+	2,200,000	2,403,500
Group 1 Automotive, Inc., 8.25%, 08/15/2013 144A	B+	3,000,000	3,270,000
Hollywood Entertainment Corp., 9.63%, 03/15/2011 Þ	B-	15,000,000	16,312,500
Jo-Ann Stores, Inc., 10.38%, 05/01/2007 Þ	B-	181,000	190,955
Mothers Work, Inc., 11.25%, 08/01/2010	B+	3,900,000	4,338,750
Payless Shoe Source, Inc., 8.25%, 08/01/2013 144A Þ	B+	4,900,000	4,802,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	B	10,000,000	11,800,000
Tempur-Pedic, Inc., 10.25%, 08/15/2010 144A	B-	2,000,000	2,230,000
United Auto Group, Inc., 9.63%, 03/15/2012 Þ	B	8,000,000	8,880,000
Warnaco, Inc., 8.88%, 06/15/2013 144A	B	3,200,000	3,440,000

			81,460,093

See Notes to Financial Statements 6

SCHEDULE OF INVESTMENTS continued

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Textiles, Apparel & Luxury Goods 1.3%
Oxford Industries, Inc., 8.88%, 06/01/2011 144A	B	$12,000,000	$12,975,000

CONSUMER STAPLES 8.9%
Food & Staples Retailing 1.9%
Rite Aid Corp., 12.50%, 09/15/2006 Þ	B+	17,000,000	19,890,000

Food Products 4.7%
Chiquita Brands International, Inc., 10.56%, 03/15/2009	B-	15,000,000	16,462,500
Corn Products International, Inc., 8.25%, 07/15/2007	BBB-	6,985,000	7,788,275
Del Monte Corp., 8.63%, 12/15/2012 144A	B	8,000,000	8,880,000
Dole Food, Inc., 7.25%, 06/15/2010	BB-	14,350,000	14,708,750

			47,839,525

Personal Products 0.7%
Playtex Products, Inc., 9.38%, 06/01/2011 Þ	B-	7,000,000	6,947,500

Tobacco 1.6%
Commonwealth Brands, Inc.:
9.75%, 04/15/2008 144A	B-	7,500,000	8,287,500
10.63%, 09/01/2008 144A	B-	7,000,000	7,665,000

			15,952,500

ENERGY 11.3%
Energy Equipment & Services 3.7%
General Maritime Corp., 10.00%, 03/15/2013	B+	7,850,000	8,811,625
Grant Prideco, Inc., 9.00%, 12/15/2009 Þ	BB-	6,000,000	6,510,000
Lone Star Technologies, Inc., 9.00%, 06/01/2011	B-	6,200,000	6,060,500
Parker Drilling Co., Ser. B, 10.13%, 11/15/2009 Þ	B-	14,000,000	14,700,000
SESI LLC, 8.88%, 05/15/2011	BB-	2,000,000	2,160,000

			38,242,125

Oil & Gas 7.6%
Chesapeake Energy Corp.:
7.50%, 09/15/2013 144A	BB-	7,000,000	7,560,000
8.13%, 04/01/2011	BB-	3,000,000	3,307,500
El Paso Energy Partners LP, 8.50%, 06/01/2011 Þ	BB-	10,000,000	10,950,000
El Paso Production Holding Co., 7.75%, 06/01/2013 144A	B+	16,000,000	15,440,000
GulfTerra Energy Partners LP, 6.25%, 06/01/2010 144A	BB	10,000,000	10,100,000
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B	4,276,000	4,505,835
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013	BB+	12,050,000	12,833,250
Peabody Energy Corp., 6 .88%, 03/15/2013 Þ	BB-	2,720,000	2,876,400
Plains Exploration & Production Co., 8.75%, 07/01/2012	B	2,500,000	2,737,500
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	5,000,000	5,337,500
Westport Resources Corp., 8.25%, 11/01/2011 144A	B+	1,500,000	1,661,250

			77,309,235

See Notes to Financial Statements 7

SCHEDULE OF INVESTMENTS continued

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
CORPORATE BONDS continued
FINANCIALS 10.0%
Diversified Financial Services 4.0%
HLI Operating Co., Inc., 10.50%, 06/15/2010 144A	B+	$7,000,000	$7,665,000
Moore North America Finance, Inc., 7.88%, 01/15/2011 144A	BB-	2,000,000	2,170,000
Northern Telecom Capital Corp., 7.88%, 06/15/2026	B	4,000,000	4,020,000
Sprint Capital Corp., 7.13%, 01/30/2006	BBB-	15,215,000	16,460,591
Universal City Development Partners, 11.75%, 04/01/2010 144A	B-	9,080,000	10,544,150

			40,859,741

Insurance 0.4%
Crum & Forster Holdings Corp., 10.38%, 06/15/2013 144A	BB	3,750,000	4,050,000

Real Estate 5.6%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 Þ	BB-	10,000,000	10,962,500
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	1,865,000	2,023,525
Forest City Enterprises, Inc., 7.63%, 06/01/2015	BB-	8,500,000	8,882,500
La Quinta Properties Corp., 8.88%, 03/15/2011 REIT 144A	BB-	10,500,000	11,641,875
LNR Property Corp., 7.63%, 07/15/2013 144A	B+	10,650,000	11,022,750
MeriStar Hospitality Corp., 9.00%, 01/15/2008 REIT Þ	CCC+	6,500,000	6,857,500
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	BB-	5,500,000	5,802,500

			57,193,150

HEALTH CARE 7.9%
Health Care Equipment & Supplies 0.4%
Kinetic Concepts, Inc., 7.38%, 05/15/2013 144A	B	1,500,000	1,545,000
Norcross Safety Products LLC, 9.88%, 08/15/2011 144A	B-	2,750,000	2,983,750

			4,528,750

Health Care Providers & Services 7.5%
AmeriPath, Inc., 10.50%, 04/01/2013	B-	14,000,000	14,840,000
Extendicare Health Services, Inc., 9.50%, 07/01/2010	B	13,000,000	14,365,000
Iasis Healthcare Corp., 13.00%, 10/15/2009	B-	13,000,000	14,657,500
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	BB-	12,000,000	13,860,000
Stewart Enterprises, Inc., 10.75%, 07/01/2008	B+	6,000,000	6,795,000
Triad Hospitals, Inc., Ser. B, 8.75%, 05/01/2009 Þ	B+	11,000,000	11,962,500

			76,480,000

INDUSTRIALS 9.8%
Building Products 0.3%
Nortek, Inc., Ser. B, 8.88%, 08/01/2008	B+	3,000,000	3,142,500

Commercial Services & Supplies 4.6%
Allied Waste, Inc., 10.00%, 08/01/2009	B+	19,000,000	20,757,500
Coinmach Corp., 9.00%, 02/01/2010	B	8,000,000	8,760,000
IMCO Recycling, Inc., 10.38%, 10/15/2010 144A	B-	3,000,000	2,985,000
United Rentals North America, Inc., 10.75%, 04/15/2008 Þ	BB-	8,000,000	9,020,000
Wackenhut Corrections Corp., 8.25%, 07/15/2013 144A	B	4,875,000	5,191,875

			46,714,375

See Notes to Financial Statements 8

SCHEDULE OF INVESTMENTS continued

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
CORPORATE BONDS continued
INDUSTRIALS continued
Electrical Equipment 0.3%
Stoneridge, Inc., 11.50%, 05/01/2012	B	$2,370,000	$2,761,050

Machinery 4.6%
AGCO Corp., 8.50%, 03/15/2006 Þ	BB-	9,000,000	9,045,000
CNH Global N.V., 9.25%, 08/01/2011 144A	BB-	13,000,000	14,495,000
SPX Corp., 7.50%, 01/01/2013 Þ	BB+	8,000,000	8,580,000
Terex Corp., 10.38%, 04/01/2011 Þ	B	6,750,000	7,644,375
Wolverine Tube, Inc., 10.50%, 04/01/2009 Þ	BB-	7,895,000	7,618,675

			47,383,050

INFORMATION TECHNOLOGY 0.2%
IT Services 0.2%
Unisys Corp., 6.88%, 03/15/2010 Þ	BB+	1,500,000	1,601,250

MATERIALS 24.2%
Chemicals 11.2%
Acetex Corp., 10.88%, 08/01/2009 Þ	B+	5,000,000	5,625,000
Airgas, Inc., 9.13%, 10/01/2011 Þ	B+	1,425,000	1,599,562
Equistar Chemicals LP, 10.63%, 05/01/2011 144A	BB-	6,565,000	6,893,250
Ethyl Corp., 8.88%, 05/01/2010	B	12,000,000	12,540,000
Huntsman International LLC:
9.88%, 03/01/2009 Þ	B-	7,000,000	7,420,000
11.63%, 10/15/2010 144A Þ	B	8,510,000	8,212,150
IMC Global, Inc., 10.88%, 08/01/2013 144A	B+	7,100,000	7,366,250
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB-	11,000,000	11,055,000
Ser. B, 9.88%, 05/01/2007 Þ	BB-	4,000,000	4,080,000
Methanex Corp., 8.75%, 08/15/2012	BBB-	1,300,000	1,423,500
Millennium America, Inc., 9.25%, 06/15/2008	BB-	8,000,000	8,500,000
OM Group, Inc., 9.25%, 12/15/2011	B-	18,000,000	18,270,000
Rhodia SA, 8.88%, 06/01/2011 144A Þ	B	5,000,000	4,475,000
Terra Capital, Inc., 11.50%, 06/01/2010	B-	12,000,000	11,790,000
United Industries Corp., 9.88%, 04/01/2009 Þ	B-	5,000,000	5,225,000

			114,474,712

Containers & Packaging 8.4%
Crown European Holdings SA, 10.88%, 03/01/2013 Þ	B	17,000,000	19,465,000
Four M Corp., Ser. B, 12.00%, 06/01/2006	CCC+	9,000,000	9,090,000
Graphic Packaging International, Inc., 9.50%, 08/15/2013 144A	B-	15,000,000	16,762,500
Jefferson Smurfit Group, 7.50%, 06/01/2013 Þ	B	5,000,000	5,125,000
Norampac, Inc., 6.75%, 06/01/2013 144A	BB+	8,000,000	8,360,000
Owens-Brockway Glass Container, Inc., 8.75%, 11/15/2012 Þ	BB	18,000,000	19,800,000
Stone Container Corp., 9.75%, 02/01/2011	B	6,500,000	7,117,500

			85,720,000

See Notes to Financial Statements 9

SCHEDULE OF INVESTMENTS continued

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
CORPORATE BONDS continued
MATERIALS continued
Metals & Mining 2.4%
Freeport-McMoRan Copper & Gold, Inc., 10.13%, 02/01/2010 Þ	B-	$19,000,000	$21,755,000
U.S. Steel Corp., 10.75%, 08/01/2008 Þ	BB-	2,730,000	3,009,825

			24,764,825

Paper & Forest Products 2.2%
Georgia Pacific Corp., 8.13%, 05/15/2011	BB+	20,000,000	21,850,000

TELECOMMUNICATION SERVICES 17.0%
Diversified Telecommunication Services 7.3%
Crown Castle International Corp., 9.50%, 08/01/2011 Þ	CCC	10,000,000	11,000,000
FairPoint Communications, Inc.:
11.88%, 03/01/2010	B	3,000,000	3,525,000
12.50%, 05/01/2010	B-	11,000,000	11,880,000
Insight Midwest LP, 9.75%, 10/01/2009 Þ	B+	10,000,000	10,250,000
Level 3 Communications, Inc., 9.13%, 05/01/2008 Þ	CC	8,750,000	7,984,375
Paxson Communications Corp.:
10.75%, 07/15/2008 Þ	CCC+	11,420,000	12,362,150
Sr. Disc. Note, Step Bond, 0.00%, 06/01/2006 †	CCC+	3,705,000	3,130,725
RCN Corp., 12.50%, 06/30/2008 	CCC	14,137,445	14,490,881

			74,623,131

Wireless Telecommunications Services 9.7%
American Tower Escrow Corp., 0.00%, 08/01/2008 ¤	CCC	17,500,000	12,075,000
AT&T Wireless Services, Inc., 7.88%, 03/01/2011	BBB	15,000,000	17,169,420
Centennial Cellular Corp., 10.13%, 06/15/2013 144A	CCC	15,000,000	15,675,000
Dobson Communications Corp., 10.88%, 07/01/2010	CCC+	14,000,000	15,470,000
Nextel Communications, Inc.:
6.88%, 10/31/2013	B+	7,225,000	7,360,469
9.38%, 11/15/2009	B+	10,000,000	10,950,000
Rural Cellular Corp., 9.75%, 01/15/2010	CCC	4,500,000	4,050,000
Spectrasite, Inc., 8.25%, 05/15/2010 144A Þ	CCC+	10,000,000	10,650,000
Western Wireless Corp., 9.25%, 07/15/2013 144A	CCC	4,785,000	5,024,250

			98,424,139

UTILITIES 1.2%
Multi-Utilities & Unregulated Power 1.2%
El Paso Energy Corp., 6.75%, 05/15/2009 Þ	B	5,600,000	4,788,000
Reliant Resources, Inc.:
9.25%, 07/15/2010 144A	B	4,000,000	3,600,000
9.50%, 07/15/2013 144A	B	4,000,000	3,580,000

			11,968,000

Total Corporate Bonds			1,399,643,851

See Notes to Financial Statements 10

SCHEDULE OF INVESTMENTS continued

October 31, 2003 (unaudited)	Credit Rating ^	Principal Amount	Value
YANKEE OBLIGATIONS – CORPORATE 3.9%
CONSUMER DISCRETIONARY 1.7%
Media 1.7%
IMAX Corp., 7.00%, 12/01/2005	CCC+	$1,495,000	$1,517,425
Vivendi Universal SA,6 .25%, 07/15/2008 144A	BB	15,000,000	15,750,000

			17,267,425

INDUSTRIALS 0.3%
Marine 0.3%
CP Ships, Ltd., 10.38%, 07/15/2012	BB+	2,400,000	2,772,000

MATERIALS 1.9%
Paper & Forest Products 1.9%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	10,550,000	12,158,875
Tembec Industries, Inc., 8.50%, 02/01/2011 Þ	BB	7,925,000	7,687,250

			19,846,125

Total Yankee Obligations-Corporate			39,885,550

	Shares	Value
PREFERRED STOCKS 1.5%
INDUSTRIALS 1.5%
Construction & Engineering 1.5%
CSC Holdings, Inc., Ser. M, 11.13%, 04/01/2008 Þ	150,000	15,750,000

WARRANTS 0.3%
TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.0%
RCN Corp., Expiring 06/30/2013 *	2,110,000	253,200

Wireless Telecommunications Services 0.3%
American Tower Corp., Expiring 08/01/2008*	17,500	2,371,250

Total Warrants		2,624,450

SHORT-TERM INVESTMENTS 24.1%
MUTUAL FUND SHARES 24.1%
Evergreen Institutional Money Market Fund ø	25,992,972	25,992,972
Navigator Prime Portfolio ÞÞ	220,571,228	220,571,228

Total Short-Term Investments		246,564,200

Total Investments (cost $1,628,195,137) 167.0%		1,704,468,051
Other Assets and Liabilities (67.0%)		(683,250,833)

Net Assets 100.0%		$1,021,217,218

See Notes to Financial Statements 11

SCHEDULE OF INVESTMENTS continued October 31, 2003 (unaudited)

	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

^	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond.This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

¤	Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

*	Non-income producing security

Þ	All or a portion of this security is on loan.

ÞÞ	Represents investment of cash collateral received from securities on loan.

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:

REIT	Real Estate Investment Trust

See Notes to Financial Statements 12

STATEMENT OF ASSETS AND LIABILITIES October 31, 2003 (unaudited)

Assets
Identified cost of securities	$1,628,195,137
Net unrealized gains on securities	76,272,914

Market value of securities	1,704,468,051
Interest receivable	36,522,127
Receivable for securities lending income	34,033
Unrealized gains on interest rate swap transactions	5,181,567

Total assets	1,746,205,778

Liabilities
Dividends payable	9,088,235
Payable for securities purchased	4,768,056
Payable for securities on loan	220,571,228
Offering costs payable	173,867
Advisory fee payable	74,223
Due to other related parties	6,185
Accrued expenses and other liabilities	157,193

Total liabilities	234,838,987

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 19,600 shares,
including dividends payable of $149,573	490,149,573

Net assets applicable to common shareholders	$1,021,217,218

Net assets applicable to common shareholders represented by
Paid-in capital	$939,662,226
Overdistributed net investment income	(508,861)
Accumulated net realized gains on securities	609,372
Net unrealized gains on securities and interest rate swap transactions	81,454,481

Net assets applicable to common shareholders	$1,021,217,218

Net asset value per share applicable to common shareholders
($1,021,217,218 divided by 66,096,256 common shares issued and outstanding)	$15.45

See Notes to Financial Statements 13

STATEMENT OF OPERATIONS Six Months Ended October 31, 2003 (unaudited)

Investment income
Interest	$61,347,147

Expenses
Advisory fee	4,511,805
Administrative services fee	375,984
Transfer agent fees	31,100
Trustees’ fees and expenses	30,000
Printing and postage expenses	71,799
Custodian fees	123,708
Auction agent fees	643,041
Professional fees	37,400
Other	44,576

Total expenses	5,869,413
Less: Expense reductions	(4,440)

Net expenses	5,864,973

Net investment income	55,482,174

Net realized and unrealized gains or losses on securities
and interest rate swap transactions
Net realized losses on securities	(41,141)
Net change in unrealized gains or losses on securities
and interest rate swap transactions	36,779,337

Net realized and unrealized gains or losses on securities and interest rate swap transactions	36,738,196

Dividends to preferred shareholders from net investment income	(2,987,450)

Net increase in net assets applicable to common shareholders resulting from operations	$89,232,920

See Notes to Financial Statements 14

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2003 (unaudited)	Year Ended April 30, 2003(a)
Operations
Net investment income	$55,482,174	$10,449,537
Net realized gains or losses on securities	(41,141)	656,448
Net change in unrealized gains or losses on securities and interest rate swap transactions	36,779,337	44,675,492
Dividends to preferred shareholders from net investment income	(2,987,450)	(62,563)

Net increase in net assets applicable to common shareholders resulting from operations	89,232,920	55,718,914

Distributions to common shareholders from net investment income	(54,463,416)	(9,027,838)

Capital share transactions
Net proceeds from the issuance of common shares	0	859,500,000
Net proceeds from underwriters’ over-allotment option exercised	0	80,936,250
Common share offering expenses charged to paid-in capital	0	(1,969,500)
Preferred share offering expenses charged to paid-in capital	0	(5,359,650)
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	6,544,538	0

Net increase in net assets resulting from capital share
transactions	6,544,538	933,107,100

Total increase in net assets applicable to common shareholders	41,314,042	979,798,176
Net assets applicable to common shareholders
Beginning of period	979,903,176	105,000

End of period	$1,021,217,218	$979,903,176

Undistributed (overdistributed) net investment income	$(508,861)	$1,903,740

(a) For the period from February 28, 2003 (commencement of operations), to April 30, 2003. See Notes to Financial Statements 15

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

Evergreen Income Advantage Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Interest rate swaps

The Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded on the accrual basis as part of interest income. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

f.     Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended October 31, 2003, the Fund paid brokerage commissions of $13,155 to Wachovia Securities, LLC.

3. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares of common shares with no par value. For the six months ended October 31, 2003 and the period from February 28, 2003 (commencement of operations), to April 30, 2003, the Fund issued 439,256 and 65,657,000 common shares, respectively.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $636,027,466 and $349,680,638, respectively, for the six months ended October 31, 2003.

During the six months ended October 31, 2003, the Fund loaned securities to certain brokers. At October 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $216,247,373 and $220,571,228, respectively. During the six months ended October 31, 2003, the Fund earned $91,076 in income from securities lending which is included in interest income on the Statement of Operations.

At October 31, 2003, the Fund had the following open interest rate swap agreements:

Expiration	Notional Amount	Counterparty	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Gain
7/02/2006	$150,000,000	Merrill Lynch & Co., Inc.	Fixed – 1.95%	Floating – 1.12%	$2,327,993
7/02/2008	100,000,000	J.P.Morgan Chase & Co.	Fixed – 2.737%	Floating – 1.12%	2,853,574

On October 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,628,195,137. The gross unrealized appreciation and depreciation on securities based on tax cost was $82,327,376 and $6,054,462, respectively, with a net unrealized appreciation of $76,272,914.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

5. AUCTION MARKET PREFERRED SHARES

The Fund has issued 19,600 shares of Auction Market Preferred Shares (“Preferred Shares”) consisting of six series, each with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on each series of Preferred Shares are cumulative at a rate which is reset based on the result of an auction. The annualized dividend rate was 1.20% during the six months ended October 31, 2003. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of Preferred Shares through its most recent dividend payment date.

Each series of Preferred Shares is redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). Each series of Preferred Shares is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund’s common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

7. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. SUBSEQUENT DISTRIBUTIONS

On October 20, 2003, the Fund declared distributions from net investment income of $0.1375 per share, payable on December 1, 2003 to common shareholders of record on November 13, 2003. These distributions are not reflected in the accompanying financial statements.

On November 20, 2003, the Fund declared distributions from net investment income of $0.1375 per share, payable on January 2, 2004 to common shareholders of record on December 15, 2003. These distributions are not reflected in the accompanying financial statements.

ADDITIONAL INFORMATION (unaudited)

MEETING OF SHAREHOLDERS

On August 15, 2003, a Meeting of Shareholders for the Fund was held to consider the following proposal. On May 30, 2003, the record date for the meeting, the Fund had 65,770,576 of common shares outstanding of which 52,542,181 (or 80%) were represented at the meeting. In addition, the Fund had 19,600 of preferred shares outstanding of which 13,468 (or 69%) were represented at the meeting.

Proposal —To elect three Trustees to serve for the term indicated and until their successors shall have been elected and qualified.

Shares voted “For”	Common Shares Voted	Preferred Shares Voted
Michael S. Scofield	52,037,354	12,264
K. Dun Gifford	52,062,516	12,964
Dr. Leroy Keith, Jr.	52,041,757	12,943
Shares voted “Abstain”
Michael S. Scofield	504,827	1,204
K. Dun Gifford	479,665	504
Dr. Leroy Keith, Jr.	500,424	525
21

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

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TRUSTEES AND OFFICERS TRUSTEES(1)

Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Fundsand Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI STEEL Co. – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President, Kellam & Pettit, P. A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (recruitment business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U. S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

24

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director, Middlesex Mutual Assurance Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA(2) Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen funds; FormerMember, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS

Dennis H. Ferro(3) President DOB: 6/20/1945 Term of office since: 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc.; President and Chief Investment Officer, Evergreen Investment Management Company, LLC and Executive Vice President, Wachovia Bank, N. A.

Carol Kosel(4) Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.

Michael H. Koonce(4) Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; Former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; Former Vice President and Counsel, Colonial Management Associates, Inc.

1	Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 101 Evergreen funds.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $240 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of October 31, 2003

Visit us online at EvergreenInvestments.com

Transfer Agent, Registrar, Shareholder Servicing Agent & Dividend Disbursing Agent
EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800.730.6001

Common Stock listed on American Stock Exchange, Symbol EAD.

568264 12/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

Item 2 - Code of Ethics
(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert
Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 - Principal Accountant Fees and Services
Not applicable at this time. Applicable for annual reports filed for the first fiscal year ending after December 15, 2003.

Items 5 - Audit Committee of Listed Registrants
If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the "Advisor"). The proxy voting policies and procedures of the Advisor are included as an exhibit hereto.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Income Advantage Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: December 31, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer
Date: December 31, 2003

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: December 31, 2003

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC – June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee), which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I. The Board of Directors

II. Proxy Contests

III. Auditors

IV. Proxy Contest Defenses

V. Tender Offer Defenses

VI. Miscellaneous Governance Provisions

VII. Capital Structure

VIII. Executive and Director Compensation

IX. State of Incorporation

X. Mergers and Corporate Restructurings

XI. Mutual Fund Proxies

XII. Social and Environmental Issues

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse
  Implement or renew a dead-hand or modified dead-hand poison pill
  Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Have failed to act on takeover offers where the majority of the shareholders have tendered their shares
  Are inside directors and sit on the audit, compensation, or nominating committees
  Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution – How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control – Will the transaction result in a change in control of the company? Bankruptcy – Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes
  Excessive increases in authorized capital stock
  Unfair method of distribution
  Diminution of voting rights
  Adverse conversion features
  Negative impact on stock option plans
  Other alternatives such as spinoff

VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

  Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Added Performance-Based Goals

  Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

  Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent
  Ignore a shareholder proposal that is approved by a majority of shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
  Are interested directors and sit on the audit or nominating committee
  Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

  Establish Director Ownership Requirement

  Vote against the establishment of a director ownership requirement.

  Reimburse Shareholder for Expenses Incurred

  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

  Terminate the Investment Advisor

  Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

XII. Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.